UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2013

Item 1. Report to Shareholders

Retirement Income Fund	May 31, 2013

The views and opinions in this report were current as of May 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

UPCOMING SHAREHOLDER MEETING

The T. Rowe Price Funds will be holding a shareholder meeting on October 22, 2013. Shareholders will be asked to elect directors and consider changes to certain fundamental policies to permit the funds greater flexibility in managing their investment strategies.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

U.S. and international stocks generated robust gains in the 12 months ended May 31, 2013, against a backdrop of accommodative central bank actions, signs of stabilization in the eurozone, and an ongoing, if modest, U.S. economic recovery. Developed equity markets significantly outpaced emerging markets over the period, with Europe posting some of the strongest gains. U.S. bond markets managed a modest overall gain, with high yield securities outperforming higher-quality debt by a wide margin. The Retirement Funds generated strong double-digit gains for the one-year reporting period.

BENCHMARK COMPOSITION

In order to benchmark the performance of the Retirement Funds most effectively, we have designed a combined index portfolio specifically for each fund (shown in the Performance Comparison tables on the following pages). This custom benchmark is composed of multiple indexes representing the underlying asset classes in which the funds invest. As broad-weighted benchmarks, the weights of various asset classes in the combined index portfolios are intended to match the predetermined neutral weights given each fund’s location on the glide path. As a result, they provide a relative performance comparison for each of the Retirement Funds. Tactical changes to the target allocations between equities and fixed income are not incorporated into the combined index benchmarks. The equity allocation of each Retirement Fund is compared with a blend of the Russell 3000 Index, which measures the performance of 3,000 U.S. companies across all market capitalizations, and the MSCI All Country World Index ex USA, an unmanaged index that measures equity market performance of developed and emerging countries outside the United States. The core fixed income allocation of each Retirement Fund is measured against the Barclays U.S. Aggregate Bond Index, while our inflation focused bond allocation is measured against the Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

Your Retirement Funds at Work

The T. Rowe Price Retirement Funds offer a professionally managed, age-appropriate balance of stocks and bonds, shifting their investment mix automatically over time to maintain this balance up to and through retirement.

Weighted %
100
80
60
40
20
0
Fixed Income
Equity
40+
35
30
25
20
15
10
5
Retirement
(Assumes Age 65)
5
10
15
20
25
30
35
40+
Years to Retirement
Years Past Retirement

As shown in the accompanying chart, the stock allocation of each fund (other than the Retirement Income Fund) is reduced as the target retirement date draws near and continues to reallocate after the date. For example, longer-dated funds like the Retirement 2055 Fund are currently at their highest neutral equity allocation of 90%. In contrast, the shorter-dated Retirement 2005 Fund has already reached its target date but continues its gradual equity reduction. Each fund reaches its most conservative planned allocation 30 years after its stated retirement year. At this point, the allocation to stocks remains fixed at 20% of assets, with the remainder in bonds. For those who prefer a more traditional static asset allocation strategy, the Retirement Income Fund maintains a relatively consistent investment mix of approximately 60% bonds and 40% stocks.

The allocations reflected in the glide path are also referred to as "neutral" allocations because they do not reflect tactical decisions made by T. Rowe Price's Asset Allocation Committee. Periodically, the committee may make modest tactical changes by adding to or subtracting from the neutral allocation for an asset class or sector. These tactical allocations are based on our assessment of market conditions and reflect our 12- to 18-month outlook for the domestic and global economies, various asset classes, and market sectors.

We believe that our approach offers several important benefits:

- ***Professional allocation*** among stocks and bonds seeks an age-appropriate balance of growth potential and stability.
- ***Broad diversification*** across a range of underlying mutual funds is intended to help reduce the impact of negative performance from one stock or sector.
- ***Regular rebalancing*** of the investment mix can help keep the long-term investment strategy on track.
- ***Limited fees*** since the expenses of each Retirement Fund are limited to those of the underlying funds with no additional management fee.

The Performance Comparison tables also show the average returns for each fund’s respective Lipper target-date category, providing a tool to measure the performance of our funds against those with similar objectives. We also compare the funds’ performance against the S&P Target Date Indexes in the Growth of $10,000 graphs following this letter. However, we continue to believe that our combined index portfolios provide a better comparison because their asset class and sector weightings more accurately match those of our funds.

MARKET ENVIRONMENT

Central banks around the world continued to maintain highly accommodative monetary policies over the past 12 months in efforts to spur economic growth. The Federal Reserve remained committed to keeping interest rates low until the unemployment rate, which currently hovers around 7.6%, falls below its 6.5% target. With gradually improving employment, a strengthening housing market, and benign inflation, the Fed has signaled that it could begin to reduce the size and pace of Treasury and mortgage-backed securities purchases in the months ahead.

Outside the U.S., the European Central Bank’s conditional bond-purchase program (Outright Monetary Transactions, or OMT) has resulted in reduced borrowing costs for the most distressed eurozone countries and eased concerns about the currency union’s future. Widespread austerity measures helped many governments achieve a better balance between revenues and spending, but they were politically contentious and arguably contributed to the ongoing economic recession in many countries. Japanese Prime Minister Shinzo Abe announced a wide-ranging set of reforms designed to wrest the country from the deflationary trap of falling prices and wages that has hampered the economy for most of the past two decades. The Bank of Japan said it would increase the amount of its annual purchases of government bonds to about ¥50 trillion (approximately $492 billion) to fight deflation and stimulate growth.

While China’s economy appeared to stabilize at a lower growth level toward the end of 2012, disappointing first-quarter economic data and other indicators this spring renewed questions about further economic slowing. However, China has telegraphed for many months that it wants to transition to slower and more sustainable growth after three decades of double-digit annual gains in gross domestic product, so its recent slowdown is not surprising. In March, China completed a once-in-a-decade leadership transition, and its new president has signaled a willingness to implement significant economic reforms.

Major U.S. stock market indexes produced strong returns in the past year, with many reaching new highs during our reporting cycle. Mid- and small-cap stocks marginally outperformed large-caps for the period, and value shares fared better than growth across all market capitalizations. Non-U.S. developed market stocks also generated strong results over the period, led by developed Europe. Emerging markets trailed developed markets with comparatively modest double-digit gains. Emerging Europe posted the strongest results, followed by Asia and Latin America.

U.S. bond markets managed a modest overall gain, with the Barclays U.S. Aggregate Bond Index rising 0.91% for the one-year period. High yield securities outperformed their higher-quality counterparts. Investment-grade corporate and municipal bonds performed well. Asset-backed and agency securities trailed with slim gains, while mortgage-backed securities declined slightly. Treasuries declined modestly as long-term yields rose during the period.

PORTFOLIO REVIEW AND POSITIONING

The Retirement Funds either outpaced or performed in line with their respective Combined Index Portfolios for the 12-month period, while all of the funds outperformed their Lipper peer group averages for the year.

Stocks
The funds’ equity allocation generated solid gains over the past 12 months, with positive returns in all underlying U.S. and non-U.S. portfolios. However, security selection weighed on the funds’ results versus our blended equity benchmark (a combination of the Russell 3000 Index for domestic equities and the MSCI All Country World Index ex USA for non-U.S. stocks). Within domestic equities, the large-cap Value Fund outpaced its style-specific benchmark. However, the Growth Stock Fund underperformed its underlying benchmark, as did our small-cap stock funds. Our non-U.S. developed market stock funds saw double-digit gains but underperformed versus their respective benchmarks. The Emerging Markets Stock Fund registered good gains and outperformed its benchmark, but the asset class lagged the broader equities markets. Similarly, the Real Assets Fund produced positive absolute results and outpaced its underlying benchmark, but the asset class underperformed the broader stock markets.

We continue to favor stocks versus bonds but reduced our overweight during the reporting period. Despite their recent strength, stocks remain reasonably valued and still appear attractive relative to historical valuations. Continued monetary easing from central banks around the world has helped to reduce some of the downside risk, but the uncertain impact of U.S. fiscal policy and austerity measures in Europe are constraining upside potential. More recently, the prospects of potentially less accommodative U.S. monetary policy have contributed to uncertainty in global stock and bonds markets. U.S. corporate balance sheets and profit margins still appear healthy, while earnings and revenue growth appear consistent with modest economic growth. Stocks offer dividend yields that, in many cases, are competitive with bond yields, which remain at historically low levels.

We favor domestic growth stocks over value stocks. A low-growth economy often benefits growth stocks more than value as growth companies tend to rely less on a strong economy to increase corporate earnings. A modest improvement in global economic growth is unlikely to provide a sufficient catalyst for value stocks to outperform. Outside the U.S., we began moderating an underweight to value stocks as a result of a period of depressed valuations, particularly in the financial sector. Based on these attractive valuations, we moved to a slight overweight to value stocks in May of this year. Although non-U.S. value stocks benefit from attractive valuations and the potential for improvement as systemic risks recede, sluggish economic growth remains a headwind. Valuations currently favor domestic large-cap stocks over small-caps given the latter’s strong performance in recent years.

We recently moved to a modest overweight in non-U.S. equities over domestic stocks as underperformance by non-U.S. equities in 2013 has increased the attractiveness of relative valuations. We are overweight emerging markets equities relative to developed equity markets. However, we trimmed the size of our overweight in light of slower global economic growth, which could constrain growth in export-oriented economies over the short term. We like the prospects for emerging markets over the intermediate term given their potential for stronger economic growth than developed markets, although the sector is likely to see greater differentiation among countries and markets than over the last several years. Weaker global growth and an associated reduction in commodity demand may challenge those economies dependent on commodity exports, but other countries that are commodity consumers stand to benefit from lower prices and a potential lessening of inflationary pressures.

We are underweight real assets stocks versus global equities as the prospects for modest global economic growth may weigh on commodity prices. We expect commodities demand to remain subdued as China shifts its growth model away from investments and exports to domestic consumption. Although gradual economic improvement supports real estate fundamentals, current valuations appear rich. Over the long term, we believe that exposure to real assets equities, which include sectors such as energy and natural resources, basic materials, real estate, as well as utilities and infrastructure, should expand the funds’ broad diversification and position them to perform well under a variety of market conditions, particularly in periods of rising inflation.

Bonds
Our fixed income allocation generated moderate overall gains over the past year and outperformed the Barclays U.S. Aggregate Bond Index. Security selection in all of the underlying fixed income funds contributed to relative results as each outperformed relative to its style-specific benchmark. Exposure to high yield and emerging markets bonds, which are not represented in the Barclays benchmark, proved beneficial as these sectors significantly outpaced the index. The Inflation Focused Bond Fund also provided positive absolute returns and outpaced its style-specific benchmark.

We have an overweight allocation to high yield versus investment-grade bonds. High yield debt remains attractive relative to other fixed income sectors in this low-yield environment, particularly in light of our expectations for gradual economic improvement. In addition, many high yield issuers have improved their financial condition significantly since the 2008 global financial crisis, taking advantage of low interest rates to refinance debt and extend maturities. The tendency for high yield debt to be less sensitive to changes in interest rates is appealing given that interest rates are generally near historical lows and are likely to rise.

We trimmed our allocation to emerging markets debt during the fiscal year but remain modestly overweight versus U.S. investment-grade bonds. The favorable fiscal positioning of many emerging markets sovereign issuers stands in stark contrast to the budget and funding challenges faced by many developed markets. Yield-hungry investors continue to support strong inflows to the asset class, although relatively limited liquidity means that emerging markets debt is susceptible to shifts in investor inflows. We are underweight non-U.S. developed market debt relative to U.S. investment-grade bonds based largely on currency expectations, particularly the potential for a weaker Japanese yen. Recent European Central Bank actions have enhanced financial stability in the eurozone and, as a result, reduced the perceived safe-haven appeal of the U.S. dollar. However, the dollar should continue to benefit from improving economic growth and the potential for higher interest rates.

PERFORMANCE COMPARISON

RETIREMENT INCOME FUND

The Retirement Income Fund returned 5.10% and 11.67% for the six and 12 months ended May 31, 2013, respectively. As shown in the Performance Comparison table, the fund outpaced its combined index portfolio and its Lipper peer group average for both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Diversifying allocations to sectors not included in the fund’s broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index) were positive for the year and boosted returns versus the Barclays index. Exposure to high yield and emerging markets bonds were particularly beneficial. Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks also boosted performance. An overweight to equities versus fixed income and to high yield versus investment-grade bonds helped results. This was somewhat mitigated by an overweight to large-cap stocks, which lagged their small- and mid-cap counterparts. Security selection in the underlying funds detracted from overall results, with outperformance in all of the underlying fixed income funds more than offset by relative weakness in our non-U.S. developed market equity funds. Our portfolio of real assets stocks provided solid absolute returns, but it weighed modestly on relative results as the sector underperformed the broader equities markets. Please see the Portfolio Review and Positioning section for more information.

As of May 31, 2013, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 27. At the end of our reporting period, the target allocations were 58.0% for bond and short-term fixed income funds and 42.0% for stock funds, which are unchanged from our previous report dated November 30, 2012. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2005 FUND

The Retirement 2005 Fund gained 5.54% and 12.97% for the six and 12 months ended May 31, 2013, respectively. As shown in the Performance Comparison table, the fund outpaced its combined index portfolio and its Lipper peer group average for both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Diversifying allocations to sectors not included in the fund’s broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index) were positive for the year and boosted returns versus the Barclays index. Exposure to high yield and emerging markets bonds were particularly beneficial. Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks also boosted performance. An overweight to equities versus fixed income and to high yield versus investment-grade bonds helped results. This was somewhat mitigated by an overweight to large-cap stocks, which lagged their small- and mid-cap counterparts. Security selection in the underlying funds detracted from overall results, with outperformance in all of the underlying fixed income funds more than offset by relative weakness in our non-U.S. developed market equity funds. Our portfolio of real assets stocks provided solid absolute returns, but it weighed modestly on relative results as the sector underperformed the broader equities markets. Please see the Portfolio Review and Positioning section for more information.

As of May 31, 2013, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 28. At the end of the period, the target allocations were 55.5% for bond and short-term fixed income funds and 44.5% for stock funds versus 55.0% and 45.0%, respectively, on November 30, 2012. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2010 FUND

The Retirement 2010 Fund gained 6.53% and 14.78% for the six and 12 months ended May 31, 2013, respectively. As shown in the Performance Comparison table, the fund performed in line with its combined index portfolio for the six-month period and outperformed it for the 12-month period. The fund outpaced its Lipper peer group average for both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Diversifying allocations to sectors not included in the fund’s broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index) were positive for the year and boosted returns versus the Barclays index. Exposure to high yield and emerging markets bonds were particularly beneficial. Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks also boosted performance. An overweight to equities versus fixed income and to high yield versus investment-grade bonds helped results. This was somewhat mitigated by an overweight to large-cap stocks, which lagged their small- and mid-cap counterparts. Security selection in the underlying funds detracted from overall results, with outperformance in all of the underlying fixed income funds more than offset by relative weakness in our non-U.S. developed market equity funds. Our portfolio of real assets stocks provided solid absolute returns, but it weighed modestly on overall results as the sector underperformed the broader equities markets. Please see the Portfolio Review and Positioning section for more information.

As of May 31, 2013, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 29. At the end of the period, the target allocations were 48.5% for bond and short-term fixed income funds and 51.5% for stock funds versus 47.5% and 52.5%, respectively, on November 30, 2012. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2015 FUND

The Retirement 2015 Fund gained 8.07% and 17.27% for the six and 12 months ended May 31, 2013, respectively. As shown in the Performance Comparison table, the fund performed in line with its combined index portfolio for the the six-month period and outperformed it for the 12-month period. The fund outpaced its Lipper peer group average for both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Diversifying allocations to sectors not included in the fund’s broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index) were positive for the year and boosted returns versus the Barclays index. Exposure to high yield and emerging markets bonds were particularly beneficial. Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks also boosted performance. An overweight to equities versus fixed income and to high yield bonds versus investment-grade debt helped results. This was somewhat mitigated by an overweight to large-cap stocks, which lagged their small- and mid-cap counterparts. Security selection in the underlying funds detracted from overall results. Outperformance in all of the underlying fixed income funds and the Value Fund (domestic large-cap value stocks) was more than offset by relative weakness in our non-U.S. developed market equity funds and the Growth Stock Fund (domestic large-cap growth stocks). Our portfolio of real assets stocks provided solid absolute returns, but it weighed modestly on overall results as the sector underperformed the broader equities markets. Please see the Portfolio Review and Positioning section for more information.

As of May 31, 2013, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 30. At the end of the period, the target allocations were 38.5% for bond and short-term mutual funds and 61.5% for stock funds versus 37.5% and 62.5%, respectively, on November 30, 2012. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2020 FUND

The Retirement 2020 Fund gained 9.33% and 19.26% for the six and 12 months ended May 31, 2013, respectively. As shown in the Performance Comparison table, the fund performed in line with its combined index portfolio for the six-month period and outperformed it for the 12-month period. The fund outpaced its Lipper peer group average over both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Diversifying allocations to sectors not included in the fund’s broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index) were positive for the year and boosted returns versus the Barclays index. Exposure to high yield and emerging markets bonds were particularly beneficial. Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks also boosted performance. An overweight to equities versus fixed income and to high yield bonds versus investment-grade debt helped results. This was somewhat mitigated by an overweight to large-cap stocks, which lagged their small- and mid-cap counterparts. Security selection in the underlying funds detracted from overall results. Outperformance in all of the underlying fixed income funds and the Value Fund (domestic large-cap value stocks) was more than offset by relative weakness in our non-U.S. developed market equity funds and the Growth Stock Fund (domestic large-cap growth stocks). Our portfolio of real assets stocks provided solid absolute returns, but it weighed modestly on overall results as the sector underperformed the broader equities markets. Please see the Portfolio Review and Positioning section for more information.

As of May 31, 2013, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 31. At the end of the period, the target allocations were 30.0% for bond mutual funds and 70.0% for stock funds versus 29.5% and 70.5%, respectively, on November 30, 2012. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2025 FUND

The Retirement 2025 Fund gained 10.46% and 21.20% for the six and 12 months ended May 31, 2013, respectively. As shown in the Performance Comparison table, the fund performed in line with its combined index portfolio for the six-month period and outperformed it for the 12-month period. The fund outpaced its Lipper peer group average for both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Diversifying allocations to sectors not included in the fund’s broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index) were positive for the year and boosted returns versus the Barclays index. Exposure to high yield and emerging markets bonds were particularly beneficial. Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks also boosted performance. An overweight to equities versus fixed income and to high yield bonds versus investment-grade debt helped results. This was somewhat mitigated by an overweight to large-cap stocks, which lagged their small- and mid-cap counterparts. Security selection in the underlying funds detracted from overall results. Outperformance in all of the underlying fixed income funds and the Value Fund (domestic large-cap value stocks) was more than offset by relative weakness in our non-U.S. developed market equity funds and the Growth Stock Fund (domestic large-cap growth stocks). Our portfolio of real assets stocks provided solid absolute returns, but it weighed modestly on overall results as the sector underperformed the broader equities markets. Please see the Portfolio Review and Positioning section for more information.

As of May 31, 2013, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 32. At the end of the period, the target allocations were 22.5% for bond and short-term fixed income mutual funds and 77.5% for stock funds versus 21.5% and 78.5%, respectively, on November 30, 2012. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2030 FUND

The Retirement 2030 Fund gained 11.39% and 22.71% for the six and 12 months ended May 31, 2013, respectively. As shown in the Performance Comparison table, the fund narrowly trailed its combined index portfolio for the six-month period and outperformed it for the 12-month period. The fund outpaced its Lipper peer group average for both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Diversifying allocations to sectors not included in the fund’s broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index) were positive for the year and boosted returns versus the Barclays index. Exposure to high yield and emerging markets bonds were particularly beneficial. Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks also boosted performance. An overweight to equities versus fixed income and to high yield bonds versus investment-grade debt helped results. This was somewhat mitigated by an overweight to large-cap stocks, which lagged their small- and mid-cap counterparts. Security selection in the underlying funds detracted from overall results. Outperformance in all of the underlying fixed income funds and the Value Fund (domestic large-cap value stocks) was more than offset by relative weakness in our non-U.S. developed market equity funds and the Growth Stock Fund (domestic large-cap growth stocks). Our portfolio of real assets stocks provided solid absolute returns, but it weighed modestly on overall results as the sector underperformed the broader equities markets. Please see the Portfolio Review and Positioning section for more information.

As of May 31, 2013, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 33. At the end of the period, the target allocations were 16.0% for bond mutual funds and 84.0% for stock funds versus 15.5% and 84.5%, respectively, on November 30, 2012. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2035 FUND

The Retirement 2035 Fund gained 12.18% and 23.92% for the six and 12 months ended May 31, 2013, respectively. As shown in the Performance Comparison table, the fund narrowly trailed its combined index portfolio for the six-month period and performed in line with it for the 12-month period. The fund outpaced its Lipper peer group average for both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Security selection in the underlying funds detracted from overall results. Outperformance in the Value Fund (domestic large-cap value stocks) was more than offset by relative weakness in the Growth Stock Fund (domestic large-cap growth stocks) and our non-U.S. developed market equity funds. Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks boosted performance. An overweight to equities versus fixed income helped results, but this was somewhat mitigated by an overweight to large-cap stocks, which lagged their small- and mid-cap counterparts. Diversifying allocations to sectors not included in the fund’s broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index) were positive for the year and boosted returns versus the Barclays index. Exposure to high yield and emerging markets bonds were particularly beneficial. Our portfolio of real assets stocks provided solid absolute returns, but it weighed modestly on overall results as the sector underperformed the broader equities markets. Please see the Portfolio Review and Positioning section for more information.

As of May 31, 2013, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 34. At the end of the period, the target allocations were 11.0% for bond mutual funds and 89.0% for stock funds versus 10.5% and 89.5%, respectively, on November 30, 2012. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2040 FUND
RETIREMENT 2045 FUND
RETIREMENT 2050 FUND
RETIREMENT 2055 FUND

  Retirement 2040 Fund: The Retirement 2040 Fund gained 12.56% and 24.49% for the six and 12 months ended May 31, 2013, respectively. As shown in the Performance Comparison table, the fund narrowly trailed its combined index portfolio for the six-month period and performed in line with it for the 12-month period. The fund outpaced its Lipper peer group average for both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

  Retirement 2045 Fund: The Retirement 2045 Fund gained 12.59% and 24.55% for the six and 12 months ended May 31, 2013, respectively. As shown in the Performance Comparison table, the fund narrowly trailed its combined index portfolio for the six-month period and performed in line with it for the 12-month period. The fund outpaced its Lipper peer group average for both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

  Retirement 2050 Fund: The Retirement 2050 Fund gained 12.54% and 24.46% for the six and 12 months ended May 31, 2013, respectively. As shown in the Performance Comparison table, the fund narrowly trailed its combined index portfolio for the six-month period and performed in line with it for the 12-month period. The fund outpaced its Lipper peer group average for both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

  Retirement 2055 Fund: The Retirement 2055 Fund gained 12.54% and 24.48% for the six and 12 months ended May 31, 2013, respectively. As shown in the Performance Comparison table, the fund narrowly trailed its combined index portfolio for the six-month period and performed in line with it for the 12-month period. The fund outpaced its Lipper peer group average for both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Security selection in the underlying funds detracted from overall results. Outperformance in the Value Fund (domestic large-cap value stocks) was more than offset by relative weakness in the Growth Stock Fund (domestic large-cap growth stocks) and our non-U.S. developed market equity funds. Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks boosted performance. An overweight to equities versus fixed income helped results, but this was somewhat mitigated by an overweight to large-cap stocks, which lagged their small- and mid-cap counterparts. Diversifying allocations to sectors not included in the funds’ broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index) were positive for the year and boosted returns versus the Barclays index. Exposure to high yield and emerging markets bonds were particularly beneficial. Our real assets stocks provided solid absolute returns but weighed modestly on overall results as the sector underperformed the broader equities markets. Please see the Portfolio Review and Positioning section for more information.

As of May 31, 2013, the funds’ assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on pages 35–38. At the end of the reporting period, the funds’ target allocations were 8.0% bond mutual funds and 92.0% stock funds, unchanged from November 30, 2012. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

OUTLOOK

We expect modest global economic growth over the next several quarters. In the U.S., fiscal policy has helped moderate the deficit as a divided Congress debates a longer-term solution. While the Federal Reserve is maintaining interest rates at current low levels, it may start to wind down its quantitative easing program sooner than expected. The domestic housing market continues to recover as household finances improve and builders respond to pent-up demand. Moderate employment growth and an uptick in personal income further support gradual economic improvement. Healthy balance sheets and good cash flow offer corporations some flexibility in the deployment of capital, which could contribute to increased hiring or capital spending, as well as activities such as stock buybacks or acquisitions.

Outside the U.S., the macroeconomic environment in Europe remains challenging. Resolving the European debt crisis will be a slow process. While fiscal austerity is likely to remain a headwind, eurozone economies may benefit from a shift in policy to ease back on austerity in response to high unemployment and sluggish growth. Japan is taking steps to revive its moribund economy through aggressive, growth-oriented monetary policies and other economic stimulus. However, we await signs that policymakers are politically willing and able to address important structural reforms to labor markets, tax and regulatory regimes, and social spending. Although economic growth in emerging markets appears to be slowing, it remains robust. We believe that the worst of China’s economic slowdown has passed, and we are starting to see signs of stabilization as the country charts a path toward more sustainable growth.

Markets are likely to be somewhat choppy against a backdrop of modest global economic growth. However, we believe that a highly diversified portfolio and a careful focus on fundamental research can improve our ability to identify investment opportunities on behalf of our shareholders.

Respectfully submitted,

Jerome A. Clark
Portfolio manager and chairman of the funds’ Investment
Advisory Committee

June 19, 2013

RISKS OF INVESTING

The Retirement Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index: An unmanaged index composed of U.S. Treasury inflation protected securities with maturities between one year and five years.

Combined Index Portfolios: Unmanaged blended index portfolios created as custom benchmarks for each of the Retirement Funds. As of May 31, 2013, the Combined Index Portfolios were composed of the following indexes:

  Retirement Income Fund: 28.00% Russell 3000 Index, 30.00% Barclays U.S. Aggregate Bond Index, 30.00% Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–5 Year Index, and 12.00% MSCI All Country World Index ex USA.

  Retirement 2005 Fund: 29.75% Russell 3000 Index, 41.50% Barclays U.S. Aggregate Bond Index, 16.00% Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–5 Year Index, and 12.75% MSCI All Country World Index ex USA.

  Retirement 2010 Fund: 34.65% Russell 3000 Index, 37.50% Barclays U.S. Aggregate Bond Index, 13.00% Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–5 Year Index, and 14.85% MSCI All Country World Index ex USA.

  Retirement 2015 Fund: 41.65% Russell 3000 Index, 33.00% Barclays U.S. Aggregate Bond Index, 7.50% Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–5 Year Index, and 17.85% MSCI All Country World Index ex USA.

  Retirement 2020 Fund: 47.60% Russell 3000 Index, 28.00% Barclays U.S. Aggregate Bond Index, 4.00% Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–5 Year Index, and 20.40% MSCI All Country World Index ex USA.

  Retirement 2025 Fund: 52.85% Russell 3000 Index, 22.50% Barclays U.S. Aggregate Bond Index, 2.00% Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–5 Year Index, and 22.65% MSCI All Country World Index ex USA.

  Retirement 2030 Fund: 57.40% Russell 3000 Index, 18.00% Barclays U.S. Aggregate Bond Index, and 24.60% MSCI All Country World Index ex USA.

  Retirement 2035 Fund: 60.90% Russell 3000 Index, 13.00% Barclays U.S. Aggregate Bond Index, and 26.10% MSCI All Country World Index ex USA.

  Retirement 2040, 2045, 2050, and 2055 Funds: 63.00% Russell 3000 Index, 10.00% Barclays U.S. Aggregate Bond Index, and 27.00% MSCI All Country World Index ex USA.

Credit Suisse High Yield Index: An unmanaged index designed to track the U.S. dollar-denominated high yield bond market.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper, Inc.

MSCI All Country World Index ex USA: An unmanaged index that measures equity market performance of developed and emerging countries, excluding the United States.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P Target Date Indexes: A series of unmanaged indexes composed of different allocations to stocks, bonds, and short-term investments that reflect reductions in potential risk over time.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended May 31, 2013. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 5/31/13	Value 5/31/12
T. Rowe Price Emerging Markets Bond Fund	$ 17,968	$ 15,251	$ 4,877	$ 90,716	$ 85,084
T. Rowe Price Emerging Markets Stock Fund	14,250	16,701	337	72,020	64,393
T. Rowe Price Equity Index 500 Fund	103,950	120,892	13,911	728,754	624,086
T. Rowe Price High Yield Fund	20,056	26,917	6,450	103,705	102,943
T. Rowe Price Inflation Focused Bond Fund	233,651	56,192	—	959,543	793,154
T. Rowe Price International Bond Fund	24,096	4,740	1,664	80,936	63,635
T. Rowe Price International Growth & Income Fund	21,248	7,127	2,157	106,031	72,545
T. Rowe Price International Stock Fund	17,470	13,147	1,378	104,854	83,287
T. Rowe Price Mid-Cap Growth Fund	8,733	6,859	—	51,970	42,729
T. Rowe Price Mid-Cap Value Fund	8,397	8,445	578	48,817	40,180
T. Rowe Price New Horizons Fund	4,276	3,065	—	24,061	19,723
T. Rowe Price New Income Fund	172,074	31,162	15,463	606,184	475,647
T. Rowe Price Overseas Stock Fund	18,974	8,899	1,836	102,109	72,089
T. Rowe Price Real Assets Fund	11,153	2,998	834	50,378	39,727
T. Rowe Price Small-Cap Stock Fund	4,143	3,477	70	22,558	18,799

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 5/31/13	5/31/12
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 47,604	$ 48,921
Net realized gain	63,124	28,657
Change in net unrealized gain / loss	204,194	(98,992)
Increase (decrease) in net assets from operations	314,922	(21,414)
Distributions to shareholders		
Net investment income		
Investor Class	(39,767)	(40,808)
Advisor Class	(4,613)	(4,858)
R Class	(3,472)	(3,377)
Net realized gain		
Investor Class	(8,351)	(3,038)
Advisor Class	(1,107)	(401)
R Class	(1,019)	(341)
Decrease in net assets from distributions	(58,329)	(52,823)
Capital share transactions*		
Shares sold		
Investor Class	825,717	725,680
Advisor Class	173,649	148,131
R Class	101,613	134,792
Distributions reinvested		
Investor Class	46,708	42,447
Advisor Class	5,632	5,134
R Class	4,477	3,714
Shares redeemed		
Investor Class	(649,737)	(597,572)
Advisor Class	(146,544)	(124,118)
R Class	(68,000)	(66,828)
Increase in net assets from capital share transactions	293,515	271,380
Net Assets		
Increase during period	550,108	197,143
Beginning of period	2,625,129	2,427,986
End of period	**$ 3,175,237**	**$ 2,625,129**

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Retirement Income Fund (the fund) is a nondiversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund invests its assets in a selection of underlying T. Rowe Price mutual funds (underlying Price funds) to achieve a diversified portfolio of stocks and bonds.

The fund has three classes of shares: the Retirement Income Fund original share class, referred to in this report as the Investor Class, offered since September 30, 2002; Retirement Income Fund–Advisor Class (Advisor Class), offered since October 31, 2003; and Retirement Income Fund–R Class (R Class), also offered since October 31, 2003. Advisor Class shares are sold only through brokers and other financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately received upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, generally are declared and paid by the fund annually.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or administrative expenses in the form of Rule 12b-1 fees in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average net assets. Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute shares of the underlying Price funds rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed shares of the underlying Price funds on the date of redemption exceeds the cost of those shares. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended May 31, 2013, the fund realized $18,263,000 of net gain on $67,843,000 of in-kind redemptions.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price funds are valued at their closing NAV per share on the day of valuation.

The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On May 31, 2013, all of the investments in underlying Price funds were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the year ended May 31, 2013, aggregated $723,958,000 and $416,324,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind. Reclassifications between income and gain relate primarily to the character of distributions from the underlying funds. For the year ended May 31, 2013, the following reclassifications were recorded to reflect tax character; the reclassifications had no impact on results of operations or net assets:

Distributions during the years ended May 31, 2013 and May 31, 2012, totaled $58,329,000 and $52,823,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2013, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended May 31, 2013, the fund utilized $10,170,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing, accounting, marketing, and certain other services to the fund. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates receives management fees from the underlying Price funds. The fund operates in accordance with the investment management and special servicing agreements between and among the corporation; the underlying Price funds; Price Associates; and T. Rowe Price Services, Inc., a wholly owned subsidiary of Price Associates. Pursuant to these agreements, expenses associated with the operation of the fund, other than class-specific Rule 12b-1 fees, are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the fund. Therefore, the expense ratio of each class reflects only its Rule 12b-1 fees. However, the fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At May 31, 2013, the fund held less than 25% of the outstanding shares of any underlying Price fund.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Retirement Funds, Inc. and
Shareholders of T. Rowe Price Retirement Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Retirement Income Fund (one of the portfolios comprising T. Rowe Price Retirement Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds at May 31, 2013 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 16, 2013

Tax Information (Unaudited) for the Tax Year Ended 5/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $10,725,000 from short-term capital gains.

For taxable non-corporate shareholders, $21,831,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $15,915,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $6,122,000 and foreign taxes paid of $390,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as a Special Servicing Agreement among the fund, the Advisor, and each of the underlying funds in which it invests (Special Servicing Agreement). The Special Servicing Agreement allows the T. Rowe Price Retirement Funds (Retirement Funds) to pass through their operating expenses to the underlying funds in which they invest if the benefit to the underlying funds equals or exceeds the costs of absorbing these expenses and provides that the Advisor will be responsible for bearing any expenses that would result from an underlying fund’s share of the aggregate expenses of the Retirement Funds exceeding the estimated savings to the underlying fund from the operation of the Retirement Funds. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Special Servicing Agreement, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year and since-inception periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Advisor does not receive fees from the fund, and expenses of the fund are borne by the underlying funds in which it invests pursuant to the Special Servicing Agreement. In connection with its review of the Special Servicing Agreement, the Board reviewed various cost/benefit analyses to demonstrate the benefits to the underlying funds versus the costs they incur, which illustrate the primary benefit provided by the Retirement Funds to the underlying funds is the reduction in expenses associated with the consolidation of shareholder accounts that would otherwise be invested directly in the underlying funds.

The Advisor does receive fees from other T. Rowe Price funds in which the fund invests. Accordingly, the Board did not review information relating to revenues received by the Advisor under the Advisory Contract. The Board did review information regarding benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds in which the fund invests, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds and concluded that the Advisor’s profits were reasonable. Because the Advisor does not receive fees from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Because the Advisor does not receive a management fee from the fund and the fund does not have an explicit expense ratio, the Board did not review fees and expenses of other comparable funds or of institutional accounts of the Advisor and its affiliates.

Approval of the Advisory Contract and Special Servicing Agreement
As noted, the Board approved the continuation of the Advisory Contract as well as the Special Servicing Agreement. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and that there is a reasonable basis to conclude that the benefits to the underlying funds exceed the costs they incur and that it was in the best interests of the fund and its underlying funds to approve continuation of the Special Servicing Agreement. The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[143]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Member of the Advisory Board, Deutsche
2002	Bank North America (2004 to present); Director, Under Armour
[143]	(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2002
[143]

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2012	Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President
[91]	and General Counsel, Scripps Networks, LLC (1997 to 2009)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[143]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[143]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC
2012	(2011 to present); Member, National Academy of Education (2010
[91]	to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (1998 to 2009 and 2011 to
present); Member, President’s Council of Economic Advisors
(2009 to 2011); Member, The MacArthur Foundation Network on
the Transition to Adulthood and Public Policy (2000 to 2008);
Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008 and
2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2002	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[143]	General Growth Properties, Inc. (2010 to present); Director, Capital
Trust, Inc., a real estate investment company (2012 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[143]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[143]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chairman
of the Board, Chief Executive Officer, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[76]	Trust Company; Vice President, Retirement Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Retirement Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Director and President-International Equity,
Vice President	T. Rowe Price International; Company’s
Representative, Director, and Vice President,
Price Hong Kong; Director and Vice President,
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Kimberly E. DeDominicis (1976)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Ian D. Kelson (1956)	President-International Fixed Income, T. Rowe
Vice President	Price International; Vice President, T. Rowe
Price and T. Rowe Price Group, Inc.

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore;
Secretary, T. Rowe Price Savings Bank

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Guido F. Stubenrauch (1970)	Vice President, T. Rowe Price
Vice President

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,794,000 and $1,375,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date July 16, 2013